Quarterly portfolio holdings
John Hancock
U.S. Global Leaders Growth Fund
U.S. equity
July 31, 2026
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Fund’s investments

As of 7-31-26 (unaudited)
	Shares	Value
Common stocks 99.6%		$1,180,979,191
(Cost $757,072,928)
Communication services 14.1%		167,900,159
Entertainment 3.0%
Netflix, Inc. (A)	493,622	35,397,634
Interactive media and services 11.1%
Alphabet, Inc., Class C	261,823	93,379,173
Meta Platforms, Inc., Class A	70,276	39,123,352
Consumer discretionary 12.4%		147,581,110
Broadline retail 5.4%
Amazon.com, Inc. (A)	238,684	64,821,801
Hotels, restaurants and leisure 5.5%
Chipotle Mexican Grill, Inc. (A)	779,396	29,009,119
Yum! Brands, Inc.	236,331	36,224,816
Textiles, apparel and luxury goods 1.5%
NIKE, Inc., Class B	420,172	17,525,374
Financials 13.4%		158,594,768
Capital markets 2.5%
S&P Global, Inc.	71,591	29,490,481
Consumer finance 3.3%
American Express Company	117,451	39,492,899
Financial services 7.6%
Mastercard, Inc., Class A	54,478	31,221,342
Visa, Inc., Class A	159,479	58,390,046
Health care 4.6%		54,310,169
Health care equipment and supplies 1.5%
The Cooper Companies, Inc. (A)	249,072	18,012,887
Life sciences tools and services 3.1%
Danaher Corp.	186,159	36,297,282
Industrials 10.0%		118,622,222
Commercial services and supplies 4.7%
Waste Management, Inc.	245,456	55,608,057
Ground transportation 2.7%
Canadian Pacific Kansas City, Ltd.	365,297	32,471,250
Trading companies and distributors 2.6%
W.W. Grainger, Inc.	22,097	30,542,915
Information technology 37.9%		449,081,878
Communications equipment 1.7%
Arista Networks, Inc. (A)	114,686	20,683,620
Semiconductors and semiconductor equipment 16.7%
ARM Holdings PLC, ADR (A)	46,318	11,101,961
Broadcom, Inc.	152,574	59,394,007
NVIDIA Corp.	633,186	127,112,088
Software 13.6%
Microsoft Corp.	148,212	68,877,081
Salesforce, Inc.	173,199	31,872,080
ServiceNow, Inc. (A)	202,608	22,536,088
Synopsys, Inc. (A)	95,922	37,290,637
Technology hardware, storage and peripherals 5.9%
Apple, Inc.	227,297	70,214,316
2	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Materials 3.7%		$43,566,255
Chemicals 3.7%
Ecolab, Inc.	156,922	43,566,255
Real estate 3.5%		41,322,630
Specialized REITs 3.5%
Equinix, Inc.	40,541	41,322,630

	Yield (%)	Shares	Value
Short-term investments 0.5%			$5,798,477
(Cost $5,798,477)
Short-term funds 0.5%			5,798,477
State Street Institutional U.S. Government Money Market Fund, Premier Class	3.6047(B)	5,798,477	5,798,477

Total investments (Cost $762,871,405) 100.1%	$1,186,777,668
Other assets and liabilities, net (0.1%)	(1,376,853)
Total net assets 100.0%	$1,185,400,815

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 7-31-26.
SEE NOTES TO FUND’S INVESTMENTS	JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND | QUARTERLY REPORT	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC, the fund’s valuation designee.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of July 31, 2026, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$138,954,200	$(138,954,260)	$60	—	—	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
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